UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 18, 2014
NATIONAL INTERSTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	000-51130	34-1607394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3250 Interstate Drive
Richfield, Ohio 44286-9000
(Address of principal executive offices including Zip Code)
(330) 659-8900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 18, 2014, the shareholders of National Interstate Corporation (the “Company”) approved the Amendment and Restatement of the Company’s Long Term Incentive Plan (the “Plan”), under which the term of the plan was extended by ten years.
The Plan, as amended, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on September 18, 2014. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
1. Election of Directors. The shareholders of the Company elected the following four Class II directors, each to serve until the 2016 Annual Meeting of Shareholders or until their successor is duly elected and qualified: Ronald J. Brichler, Patrick J. Denzer, Keith A. Jensen, and Alan R. Spachman. The following is a breakdown of the voting results:

DIRECTOR	VOTES FOR	VOTES WITHHELD
Ronald J. Brichler	15,414,304	3,248,641
Patrick J. Denzer	18,006,700	656,245
Keith A. Jensen	15,002,019	3,660,926
Alan R. Spachman	17,285,535	1,377,410
There were 234,080 broker non-votes for Proposal No. 1.
Patrick J. Denzer was appointed to the Company’s Audit Committee.

2. Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The following is a breakdown of the voting results:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
18,855,214	21,550	20,261	0

3. Advisory Vote on Executive Compensation. The shareholders of the Company voted to approve the following advisory (non-binding) proposal:
RESOLVED, that the shareholders of National Interstate Corporation approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s 2014 Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and any related material).

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
15,395,583	2,690,069	577,293	234,080

4. Approval of the Amendment and Restatement of the Long Term Incentive Plan. The shareholders of the Company voted to approve the amendment and restatement of the Company’s Long Term Incentive Plan to extend the term of the Long Term Incentive Plan by ten years and for Internal Revenue Code Sections 162(m) and 422 purposes.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	NON-VOTES
15,906,571	2,735,743	20,631	234,080

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Long Term Incentive Plan, as amended and restated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Arthur J. Gonzales
Arthur J. Gonzales
Vice President, General Counsel and Secretary
Date: September 22, 2014